EQUITY INDEX FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY INDEX FUNDS

SUPPLEMENT DATED MAY 24, 2011 TO

PROSPECTUS DATED JULY 31, 2010

The following is added to the “Fund Management” section on page 30 of the Prospectus:

Legal Proceedings

In December 2007, the Mid Cap Index Fund, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et. al., was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

The value of the proceeds received by the Mid Cap Index Fund is approximately $4,171,000. The Fund cannot predict the outcome of this proceeding. The complaints, however, allege no misconduct by the Mid Cap Index Fund and the Fund intends to vigorously defend any lawsuit. The Fund is currently assessing the case and has not yet determined the potential effect, if any, on its net asset value.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS